UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2016

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland	814-00926	80-0741103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On October 11, 2016, Juniata River LLC (“Juniata River”), a wholly owned subsidiary of FS Investment Corporation II (the “Company”), JPMorgan Chase Bank, National Association (“JP Morgan”), as lender and Administrative Agent, Citibank, N.A., as Collateral Agent and Securities Intermediary, and Virtus Group, LP, as Collateral Administrator, entered into an Amendment No.1 (the “Amendment”) to the Loan Agreement, dated as of November 14, 2014. The Amendment, among other matters, (i) provides for an immediate upsize of $550,000,000, resulting in a total facility amount of $850,000,000, (ii) extends the maturity date of the facility to October 11, 2020 and (iii) increases the margin payable on borrowing to 2.6833% over the three-month London Interbank Offered Rate.

On October 11, 2016, in connection with the Amendment, the Company and J.P. Morgan Chase Bank, N.A., London Branch (“JPMorgan London”) effected a redemption of the Class A notes issued by Lehigh River LLC (“Lehigh River”), a wholly owned subsidiary of the Company, under that certain Amended and Restated Indenture, dated February 6, 2013, to Cobbs Creek LLC, a wholly owned financing subsidiary of the Company, and thereafter sold to JP Morgan London under that certain Global Master Repurchase Agreement, dated as of October 26, 2012 (as subsequently supplemented, modified or amended from time to time). Immediately upon the redemption of the Class A notes, Lehigh River was merged with and into Juniata River with Juniata River surviving the merger as a wholly owned subsidiary of the Company.

In addition, the Company and/or its subsidiaries paid certain fees to JP Morgan in connection with the Amendment and the related transactions.

The foregoing description of the Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Amendment No. 1 to Loan Agreement, dated as of October 11, 2016, among Juniata River LLC, JPMorgan Chase Bank, National Association, as lender and Administrative Agent, Citibank, N.A., as Collateral Agent and Securities Intermediary, and Virtus Group, LP, as Collateral Administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	October 13, 2016	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Amendment No. 1 to Loan Agreement, dated as of October 11, 2016, among Juniata River LLC, JPMorgan Chase Bank, National Association, as lender and Administrative Agent, Citibank, N.A., as Collateral Agent and Securities Intermediary, and Virtus Group, LP, as Collateral Administrator.